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                                                                    EXHIBIT 10.2




                          [WELLS FARGO BANK LETTERHEAD]




                                  July 17, 1997

INTEVAC, INC.
3560 Bassett Street
Santa Clara, CA 95054

Gentlemen:

         This letter is to confirm the changes agreed upon between Wells Fargo Bank, National Association ("Bank") and INTEVAC, INC. ("Borrower") to the terms and conditions of that certain letter agreement between Bank and Borrower dated as of April 30, 1997, as amended from time to time (the "Agreement"). For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower hereby agree that the Agreement shall be amended as follows to reflect said changes.

         1. Paragraph V.13. Is hereby deleted in its entirety, and the following substituted therefor:

                  "Not declare or pay any dividend or distribution either in cash, stock or any other property on Borrower's stock now or hereafter outstanding, nor redeem, retire, repurchase or otherwise acquire any shares of any class of Borrower's stock now or hereafter outstanding, except that Borrower may repurchase up to 350,000 shares of Borrower's common stock not to exceed $10,000,000.00 in aggregate purchase price."

         2. Except as specifically provided herein, all terms and conditions of the Agreement remain in full force and effect, without waiver or modification. All terms defined in the Agreement shall have the same meaning when used herein. This letter and the Agreement shall be read together, as one document.




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INTEVAC, INC.
July 17, 1997
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         3. Borrower hereby remakes all representations and warranties contained in the Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of Borrower's acknowledgment set forth below there exists no default or defined event of default under the Agreement or any promissory note or other contract, instrument or document executed in connection therewith, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute such a default or defined event of default.

         Your acknowledgment of this letter shall constitute acceptance of the foregoing terms and conditions.

                                        Sincerely,

                                        WELLS FARGO BANK,
                                        NATIONAL ASSOCIATION


                                        By: /s/ JOHN ADAM
                                            ------------------------
                                            John Adam
                                            Vice President



Acknowledged and accepted as of _____________________, 1997:

INTEVAC, INC.


By:  /s/  CHARLES B. EDDY III
   --------------------------------
Title:    Chief Financial Officer